                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 26, 1999

                             _____________________

                             POGO PRODUCING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-7792                  74-1659398
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


     5 GREENWAY PLAZA, P.O. BOX 2504
             HOUSTON, TEXAS                                       77252-2504
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 297-5000

ITEM 5.   OTHER EVENTS.

          On May 26, 1999, Pogo Producing Company (the "Company") and Pogo Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 3,000,000 6 1/2% Quarterly Income Convertible Preferred Securities, Series A (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-75105, 333-75105-01 and 333-75105-02) of the
Company, the Trust and Pogo Trust II.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          *1.1 Underwriting Agreement, dated as of May 26, 1999, among the Company, the Trust and Goldman, Sachs & Co., Credit Suisse First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1    Form of Amended and Restated Declaration of Trust of the
                 Trust.

          4.2    Form of Preferred Security of the Trust  (included in Exhibit
                 4.1 above).

___________________

     *To be filed by amendment.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POGO PRODUCING COMPANY




Date: May 28, 1999                     By: /s/ GERALD A.MORTON
                                           --------------------------------
                                           Gerald A. Morton
                                           VICE PRESIDENT-LAW AND CORPORATE
                                           SECRETARY



                                       -3-